UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-22715

Guggenheim Credit Allocation Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code:    (312) 827-0100

Date of fiscal year end:  May 31

Date of reporting period:  June 1, 2014 – May 31, 2015

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GGM

... YOUR LINK TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT GUGGENHEIM CREDIT
ALLOCATION FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/ggm, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

May 31, 2015

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Credit Allocation Fund (the “Fund”). This report covers the Fund’s performance for the 12-month period ended May 31, 2015.

The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities, debt securities and loans (collectively, “credit securities”). The Fund seeks to achieve its investment objective by investing in a portfolio of credit securities selected from a variety of sectors and credit qualities. The Fund may invest in credit securities of any duration or maturity. Credit securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2015, the Fund provided a total return based on market price of 2.54% and a total return based on NAV of 3.45%. NAV performance data reflects fees and expenses of the Fund.

As of May 31, 2015, the Fund’s market price of $23.07 represented a discount of 1.16% to its NAV of $23.34. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.

From June 2014 through May 2015, the Fund paid a monthly distribution. The distribution in the first two months was $0.1713 per month and increased to $0.1813 per month for the final 10 months of the period. The May distribution represents an annualized distribution rate of 9.43% based on the Fund’s closing market price of $23.07 on May 31, 2015. The Fund’s distribution rate is not constant, and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(e) on page 34 for more information on distributions for the period.

Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 53 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 3

May 31, 2015

reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 5. You’ll find information on GPIM’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/ggm.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Credit Allocation Fund
June 30, 2015

4 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	May 31, 2015

Guggenheim Credit Allocation Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Assistant Chief Investment Officer; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; and James W. Michal, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the 12 months ended May 31, 2015.

What is the Fund’s investment objective and how is it pursued?

The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities (collectively, “credit securities”). Credit securities in which the Fund may invest consist of corporate bonds, loans and loan participations, asset-backed securities (all or a portion of which may consist of collateralized loan obligations), mortgage-backed securities (both residential mortgage-backed securities and commercial mortgage-backed securities), U.S. Government and agency securities, mezzanine and preferred securities, convertible securities, commercial paper, municipal securities and sovereign government and supranational debt securities. The Fund will seek to achieve its investment objective by investing in a portfolio of credit securities selected from a variety of sectors and credit qualities. The Fund may invest in credit securities that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). The Fund may invest in credit securities of any duration or maturity. Credit securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets.

The Fund may, but is not required to, use various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The Fund may use such transactions as a means to synthetically implement the Fund’s investment strategies. In addition, as an alternative to holding investments directly, the Fund may also obtain investment exposure by investing in other investment companies. To the extent that the Fund invests in synthetic investments with economic characteristics similar to credit securities, the value of such investments will be counted as credit securities for purposes of the Fund’s policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in credit securities (the “80% Policy”).

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2015

The Fund may invest in open-end funds, closed-end funds and exchange traded funds. For purposes of the Fund’s 80% Policy, the Fund will include its investments in other investment companies that have a policy of investing at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in one or more types of credit securities.

The Fund uses financial leverage (borrowing) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

What were the significant events affecting the economy and market environment over the past 12 months?

As of May 31, 2015, the U.S. economic expansion is maturing, but remains strong. Harsh winter weather caused U.S. growth to slow dramatically in the first quarter of 2015. However, the underlying fundamentals of the economy are strong and there’s likely to be a bounce-back in the second quarter, similar to what happened in 2014.

An improving labor market, rising family formation, and tight housing inventory all point to a rebound in the domestic housing market, which is key to the ongoing recovery. Lower energy prices are acting as a tax cut for the U.S. consumer. Ideally this would free up discretionary spending in other areas, of which we have seen some evidence.

Liquidity from foreign central banks and comparatively attractive U.S. yields are encouraging foreign investors to buy risk assets in the U.S., but the flip side to these global flows is more volatility both in the U.S. and overseas. The U.S. Federal Reserve (Fed) continues to be concerned about creating asset price bubbles, and appears eager to raise rates, although it will likely wait for further signs of a rebound in growth, and rising inflation. The Fed is focused on wage growth, an indicator of inflationary pressure. With recent minimum wage increases and a falling unemployment rate, wages could begin to accelerate this year. The likely timeframe for a rate hike appears to be drawing nearer, perhaps as early as September 2015. However, we expect the Fed to be cautious and to raise rates slowly, with ample time to assess the market reaction.

Oil remains a key factor in the global outlook. Despite the recent rally in prices, U.S. production continues to increase and inventory levels are extremely high. The global market is likely to remain oversupplied through the end of 2015, limiting how far prices can rise.

The economy in Europe has been strengthening on the back of European Central Bank quantitative easing and depreciation of the euro. In Japan, the impact of ongoing monetary accommodation on the economy is more muted, but “Abenomics” is likely to continue to be supportive of the equities markets.

6 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2015

The Chinese economy is slowing down and policymakers appear likely to continue to ease monetary policy and do whatever is necessary to maintain growth at an acceptable level in the near term.

Liquidity coming out of Europe and other parts of the world continues to support the positive environment for U.S. risk assets. Given the subdued performance in the first quarter due to concerns over strength of the dollar and the impact on earnings, investors may be reconsidering the adage of “selling in May and going away.” The period leading up to Fed tightening historically has been good for equities and room still exists for multiples to expand, even though valuations overseas are more attractive than for U.S. stocks. Historically, spreads don’t widen significantly until defaults rise, and that usually does not take place until one to two years after the Fed tightens monetary policy.

For the 12 months ended May 31, 2015, the Standard & Poor’s 500 Index returned 11.81%; the Barclays U.S. Aggregate Bond Index returned 3.03%; the Barclays U.S. Corporate High Yield Index returned 1.95%; and the Barclays 1–3 Month U.S. Treasury Bill Index returned 0.02%. All returns are total return.

How did the Fund perform for the 12 months ended May 31, 2015?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2015, the Fund provided a total return based on market price of 2.54% and a total return based on NAV of 3.45%. NAV performance data reflects fees and expenses of the Fund.

As of May 31, 2015, the Fund’s market price of $23.07 represented a discount of 1.16% to its NAV of $23.34. As of May 31, 2014, the Fund’s market price of $24.68 per share represented a discount of 0.12% to its NAV of $24.71 per share. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.

From June 2014 through May 2015, the Fund paid a monthly distribution. The distribution in the first two months was $0.1713 per month and increased to $0.1813 per month for the final 10 months of the period. The May distribution represents an annualized distribution rate of 9.43% based on the Fund’s closing market price of $23.07 on May 31, 2015. The Fund’s distribution rate is not constant, and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(e) on page 34 for more information on distributions for the 12-month period ended May 31, 2015.

Why did the Fund accrue excise tax during the period?

As a registered investment company, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the fund’s fiscal year). The Fund generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. While the Fund’s income and capital gains can

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2015

vary significantly from year to year, the Fund seeks to maintain more stable monthly distributions over time. The Fund may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Board of Trustees, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Fund and are available to supplement future distributions, which may facilitate the payment of more stable monthly distributions year over year. During the Fund’s last fiscal year, the Fund paid excise tax of $117,550 or $0.018 per share.

What factors influenced the Fund’s performance?

Significant volatility for high yield and bank loans in the second half of 2014 ultimately culminated in the weakest annual performance since 2008 for high yield bonds and since 2011 for leveraged loans. Volatility and performance during that period was driven by a sharp decline in oil prices and the proceeding slide in bond prices of energy issuers, which make up greater than 15% of the high yield bond market. Concerns over economic growth also played a role in some weakness. There was a rebound in the first quarter of 2015, as oil prices stabilized and foreign central banks from Europe, China and elsewhere began their own versions of quantitative easing, driving investors into many corners of the relatively higher-yielding U.S. fixed-income markets.

The Fund is composed primarily of high yield corporate bonds and bank loans. The allocation mix varies according to the relative attractiveness of the two asset classes and availability of attractively priced assets. As proxies for the two markets, the Barclays U.S. Corporate High Yield Index returned 1.95% for the 12-month period, and the Credit Suisse Leveraged Loan Index returned 3.09%.

For the 12-month period, Fund performance was helped by good credit selection and risk management that helped the Fund avoid defaults. Among contributors to performance was an underweight to the metals and mining sector, as commodity prices remain under pressure and continue to weigh on the sector’s performance. Detracting from performance, particularly early in the period, was exposure to energy credits, which came under pressure due to the steep decline in oil prices during the second half of 2014. However, the Fund moved quickly to reduce exposure to energy credits and rebalance among sub-sectors favoring exposure to issuers more involved with movement/transportation of oil rather than its production. An underweight to higher quality credits also detracted from performance, particularly during the first half of the period.

The average credit quality of the portfolio remains B rated (S&P). The re-emergence of a search for yield has resulted in lower-rated issues in the quality spectrum outperforming year to date through May 31, 2015. This marks a definite trend reversal of the outperformance of high-quality rated credit that existed for most of 2014, where returns for BB bonds (the highest-rated category within high yield markets) returned roughly double the return of the broader high yield market. From a relative value perspective, B-rated bonds look attractive, as their spread difference relative to BB-rated bonds was still above the ex-recession average at the end of the period. Given the variation of fundamental metrics within high yield, we currently favor investments in companies with recurring revenue streams

8 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2015

and high-quality margins, including technology, consumer retail (which should also benefit from declining gas prices), and healthcare.

Exposure to floating rate assets (primarily bank loans) and shorter-maturity bonds acted as a buffer to market volatility early in the period, but were a slight drag on performance later in the period, as the loan sector underperformed high yield bonds even though it generated a positive return.

The Fund remains conservatively positioned in terms of its exposure to interest rates. It maintains a higher exposure to shorter-dated bonds and is overweight floating rate securities (bank loans). We believe bank loans continue to present greater long-term value than high-yield bonds, but higher yields in the high-yield corporate bond market and greater opportunity for price appreciation suggest high-yield corporate bonds (excluding energy) may outperform in the near term.

Any comments on the fixed income market generally or sectors the Fund invests in?

We have a positive view on the fixed income asset class. The liquidity generated by global central banks, combined with the relative attractiveness of U.S. Treasuries to German and Japanese government bonds, should help keep U.S. rates capped at least in the near term. The relatively low interest rate environment and healthy economic backdrop should continue to support credit markets and the high yield market in particular. Market volatility has continued to rise in part as a result of geo-political and macroeconomic uncertainty, and the Fed’s indicated intention to begin raising interest rates in 2015. Our view is that it is prudent to protect against volatility and rising interest rates in advance of these factors becoming more pronounced.

We do not expect widespread defaults over the near term, but with the potential for more volatility ahead, we continue to focus on upgrading credit quality. Our research shows that five of six Fed tightening cycles since 1980 have ultimately ended with lower default rates compared to default rates when the Fed first hiked interest rates. With history serving as a guide, we believe the low default rate environment will likely continue through the upcoming Fed tightening cycle.

High yield bond new issuance at the end of the period was strong, well above the 2014 monthly average, as borrowers continue to take advantage of low interest rates to refinance existing debt. In contrast, bank loan supply has been weak through mid-2015, with loan volume at the end of the period below the monthly average of 2014. Healthy volume of newly formed collateralized loan obligations (CLO) continues to support the loan market, with CLO demand representing 64% of primary loan volume. Light supply against heavy CLO activity has served to mitigate price volatility.

Fund flows through the end of the period have been strongly positive for high yield and slightly negative for loans.

What is the Fund’s duration?

The effective duration for GGM as of May 31, 2015, was approximately two years. Our view is that we are unlikely to see rates move in a sudden and aggressive upward trajectory, as the Fed is providing ample guidance about the future path of interest rates. The Fund may invest in credit securities of any duration

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2015

or maturity and is not required to maintain any particular maturity or duration for its portfolio as a whole. It typically maintains a leverage-adjusted average portfolio duration of one to four years. However, average portfolio duration is adjusted based on market conditions.

Discuss the impact of leverage for the period.

The Fund utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.

The Fund currently employs leverage through reverse repurchase agreements, under which the Fund temporarily transfers possession of portfolio securities and receives cash that can be used for additional investments.

As of May 31, 2015, the amount of leverage was approximately 30% of total managed assets. While leverage increases the income of the Fund in yield terms, it also amplifies the effects of changing market prices in the portfolio and can cause the Fund’s NAV to change to a greater degree than the market as a whole. This can create volatility in Fund pricing but should not affect the Fund’s ability to pay dividends under normal circumstances.

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. Corporate High Yield Index is an unmanaged index of below investment grade bonds issued by U.S. corporations.

The Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the $US-denominated leveraged loan market.

The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2015

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Please see guggenheiminvestments.com/ggm for a detailed discussion of the Fund’s risks and considerations.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 11

FUND SUMMARY (Unaudited)	May 31, 2015

Fund Statistics
Share Price		$23.07
Net Asset Value		$23.34
Discount to NAV		-1.16%
Net Assets ($000)		$154,753

AVERAGE ANNUAL TOTAL RETURNS
FOR THE YEAR ENDED MAY 31, 2015
		Since
	One	Inception
	Year	(06/26/13)
Guggenheim Credit Allocation Fund
NAV	3.45%	6.98%
Market	2.54%	3.95%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/ggm. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Holdings Diversification
(Market Exposure as % of Net Assets)	% of Net Assets
Investments:
Common Stocks	1.6%
Preferred Stocks	6.1%
Money Market Fund	1.3%
Corporate Bonds	69.7%
Senior Floating Rate Interests	52.3%
Asset Backed Securities	12.4%
Mortgage Backed Securities	1.9%
Total Investments	145.3%
Other Assets & Liabilities, net	-45.3%
Net Assets	100.0%

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FUND SUMMARY (Unaudited) continued	May 31, 2015

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	May 31, 2015

Ten Largest Holdings	% of Total Net Assets
LANDesk Group, Inc., 5.00%, 2/25/20	2.5%
CTI Foods Holding Co. LLC, 8.25%, 6/28/21	2.5%
Central Garden and Pet Co., 8.25%, 3/1/18	2.4%
SITEL LLC / Sitel Finance Corp., 11.00%, 8/1/17	2.4%
GRD Holdings III Corp., 10.75%, 6/1/19	2.2%
Cengage Learning Acquisitions, Inc., 7.62%, 3/31/20	2.2%
HRG Group, Inc., 7.88%, 7/15/19	2.1%
ContourGlobal Power Holdings SA, 7.13%, 6/1/19	2.0%
Eagle Midco Inc. 9.00%, 6/15/18	2.0%
Reddy Ice Holdings Inc., 10.75%, 10/1/19	2.0%
Top Ten Total	22.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Holdings diversification and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/ggm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Portfolio Composition by Quality Rating*

% of Total
Rating	Investments
Fixed Income Instruments
AA	0.4%
A	1.2%
BBB	6.8%
BB	17.4%
B	47.0%
CCC	21.3%
CC	0.2%
NR**	3.7%
Other Instruments
Common Stocks	1.1%
Money Market Fund	0.9%
Total Investments	100.0%

*
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

**	NR securities do not necessarily indicate low credit quality.

14 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	May 31, 2015

	Shares	Value
COMMON STOCKS† – 1.6%
Consumer Discretionary – 1.2%
Travelport Holdings, LLC*	91,725	$1,402,475
Travelport, LLC*	28,646	437,998
Total Consumer Discretionary		1,840,473

Basic Materials – 0.3%
Mirabela Nickel Ltd.*	4,839,202	462,480

Industrial – 0.1%
Project Silverback Holdings, Class A*,1,†††	228	227,700
Project Silverback Holdings, Class B*,1,†††	94,522	1,890
Total Industrial		229,590
Total Common Stocks
(Cost $4,093,759)		2,532,543

PREFERRED STOCKS† – 6.1%
Financial – 4.7%
Morgan Stanley, Series I, 6.38%2,3	80,000	2,088,800
Kemper Corp., 7.38%	72,000	1,907,280
Goldman Sachs Group, Inc., Series M, 5.38%2,3,††	1,200,000	1,197,000
Citigroup, Inc., Series M, 6.30%2,3,††	1,100,000	1,104,125
Citigroup, Inc., Series P, 5.95%2,3,††	500,000	493,125
Bank of America Corp., Series AA, 6.10%2,3,††	450,000	453,937
Total Financial		7,244,267

Industrial – 1.4%
Seaspan Corp., 6.38%	88,000	2,207,920
Total Preferred Stocks
(Cost $9,259,518)		9,452,187

MONEY MARKET FUND† – 1.3%
Dreyfus Treasury Prime Cash Management Institutional Shares
(Cost $2,042,872)	2,042,872	2,042,872

	Face
	Amount~	Value

CORPORATE BONDS†† – 69.7%
Energy – 13.2%
ContourGlobal Power Holdings S.A.
7.13% due 06/01/194	3,000,000	3,127,500
Atlas Energy Holdings Operating Company LLC / Atlas Resource Finance Corp.
9.25% due 08/15/21	1,975,000	1,570,125
7.75% due 01/15/21	2,051,000	1,538,250

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value

CORPORATE BONDS†† – 69.7% (continued)
Energy – 13.2% (continued)
CONSOL Energy, Inc.
8.00% due 04/01/234	$2,400,000	$2,478,000
SandRidge Energy, Inc.
8.75% due 06/01/204	2,300,000	2,281,312
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22	2,200,000	1,935,999
Comstock Resources, Inc.
10.00% due 03/15/204	1,925,000	1,857,625
Keane Group Holdings LLC
8.50% due 08/08/191,†††	1,580,000	1,508,900
FTS International, Inc.
6.25% due 05/01/22	1,175,000	937,062
7.81% due 06/15/202,4	500,000	499,783
EP Energy LLC / Everest Acquisition Finance, Inc.
6.38% due 06/15/234	1,250,000	1,251,563
Legacy Reserves Limited Partnership / Legacy Reserves Finance Corp.
6.63% due 12/01/21	1,000,000	835,000
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/224	825,233	394,049
IronGate Energy Services LLC
11.00% due 07/01/185,9	240,000	187,800
Total Energy		20,402,968

Consumer, Non-cyclical – 11.2%
Central Garden & Pet Co.
8.25% due 03/01/185	3,666,000	3,755,817
Vector Group Ltd.
7.75% due 02/15/21	2,731,000	2,935,825
American Seafoods Group LLC / American Seafoods Finance, Inc.
10.75% due 05/15/169	2,200,000	2,172,500
Physio-Control International, Inc.
9.88% due 01/15/194	1,800,000	1,935,180
ADT Corp.
6.25% due 10/15/21	1,700,000	1,823,250
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/224	1,550,000	1,557,750
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/214	1,400,000	1,494,500
Bumble Bee Holdings, Inc.
9.00% due 12/15/174	600,000	630,000
Concordia Healthcare Corp.
7.00% due 04/15/234	500,000	503,125
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC
5.50% due 04/15/254	400,000	402,300

See notes to financial statements.

16 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value

CORPORATE BONDS†† – 69.7% (continued)
Consumer, Non-cyclical – 11.2% (continued)
R&R Ice Cream plc
8.25% due 05/15/209	200,000 AUD	$154,408
Total Consumer, Non-cyclical		17,364,655

Consumer, Cyclical – 9.2%
GRD Holdings III Corp.
10.75% due 06/01/194,5	3,200,000	3,461,760
WMG Acquisition Corp.
6.75% due 04/15/224	3,050,000	2,962,313
Checkers Drive-In Restaurants, Inc.
11.00% due 12/01/174,5	2,400,000	2,601,000
Petco Animal Supplies, Inc.
9.25% due 12/01/184	1,375,000	1,442,031
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.50% due 05/01/21	750,000	759,375
6.75% due 01/15/22	200,000	204,500
Nathan’s Famous, Inc.
10.00% due 03/15/209	700,000	755,125
Argos Merger Sub, Inc.
7.13% due 03/15/234	650,000	689,000
Moto Finance plc
6.38% due 09/01/20	350,000 GBP	553,730
Carrols Restaurant Group, Inc.
8.00% due 05/01/224	400,000	419,000
Men’s Wearhouse, Inc.
7.00% due 07/01/224	200,000	212,000
NPC International Incorporated / NPC Operating Company A Inc /
NPC Operating Co B Inc
10.50% due 01/15/20	200,000	211,000
Total Consumer, Cyclical		14,270,834

Communications – 8.6%
SITEL LLC / Sitel Finance Corp.
11.00% due 08/01/174	3,550,000	3,656,500
Avaya, Inc.
7.00% due 04/01/194	2,200,000	2,200,000
Alcatel-Lucent USA, Inc.
8.88% due 01/01/204	2,000,000	2,195,000
Virgin Media Secured Finance plc
5.25% due 01/15/264	1,500,000	1,501,875
CommScope Technologies Finance LLC
6.00% due 06/15/254	1,000,000	1,012,500
Sprint Corp.
7.63% due 02/15/25	1,000,000	980,940

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value

CORPORATE BONDS†† – 69.7% (continued)
Communications – 8.6% (continued)
Zayo Group LLC / Zayo Capital, Inc.
6.38% due 05/15/254	$ 950,000	$952,375
Level 3 Financing, Inc.
5.38% due 05/01/254	800,000	796,000
Total Communications		13,295,190

Technology – 8.0%
Eagle Midco, Inc.
9.00% due 06/15/184	3,000,000	3,060,000
Epicor Software
9.25% due 05/21/23	3,000,000	2,910,000
First Data Corp.
8.75% due 01/15/224,6	2,500,000	2,675,000
Infor US, Inc.
6.50% due 05/15/224	2,150,000	2,233,635
Aspect Software, Inc.
10.63% due 05/15/175	1,600,000	1,440,000
Total Technology		12,318,635

Financial – 7.0%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.50% due 04/15/214	2,150,000	2,144,625
7.38% due 04/01/204	1,200,000	1,203,000
Majid AL Futtaim Holding
7.13% due 12/31/49	1,500,000	1,620,240
HSBC Holdings plc
6.37%2,3	1,150,000	1,181,625
NewStar Financial, Inc.
7.25% due 05/01/204,5	825,000	843,563
National Financial Partners Corp.
9.00% due 07/15/214	800,000	809,000
Lock AS
7.00% due 08/15/21	600,000 EUR	710,088
Prosight Global Inc.
7.50% due 11/26/20†††	650,000	671,775
Ultra Resources, Inc.
4.66% due 10/12/22†††	700,000	574,700
Greystar Real Estate Partners LLC
8.25% due 12/01/224	400,000	424,000
Cabot Financial Luxembourg S.A.
6.50% due 04/01/214	250,000 GBP	366,860
Quicken Loans, Inc.
5.75% due 05/01/254	300,000	300,375
Total Financial		10,849,851

See notes to financial statements.

18 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value

CORPORATE BONDS†† – 69.7% (continued)
Industrial – 4.6%
CEVA Group plc
7.00% due 03/01/214	$ 1,600,000	$1,584,000
Deutsche Raststatten
6.75% due 12/30/20	1,300,000 EUR	1,549,234
Unifrax I LLC / Unifrax Holding Co.
7.50% due 02/15/194	1,401,000	1,424,705
Reliance Intermediate Holdings, LP
6.50% due 04/01/234	1,000,000	1,040,000
LMI Aerospace, Inc.
7.38% due 07/15/194	1,000,000	995,000
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/274,5	448,475	455,202
Total Industrial		7,048,141

Diversified – 4.3%
HRG Group, Inc.
7.88% due 07/15/19	3,000,000	3,177,000
7.75% due 01/15/22	800,000	780,000
Opal Acquisition, Inc.
8.88% due 12/15/214	2,800,000	2,758,000
Total Diversified		6,715,000

Basic Materials – 3.6%
TPC Group, Inc.
8.75% due 12/15/204	2,525,000	2,442,938
Mirabela Nickel Ltd.
9.50% due 06/24/191,†††	1,113,492	1,113,492
KGHM International Ltd.
7.75% due 06/15/194	1,000,000	1,041,000
Eldorado Gold Corp.
6.13% due 12/15/204	1,000,000	985,000
Total Basic Materials		5,582,430
Total Corporate Bonds
(Cost $108,727,479)		107,847,704

SENIOR FLOATING RATE INTERESTS†† – 52.3%
Industrial – 14.1%
Ursa Insulation B.V.
5.33% due 04/26/211,5,†††	1,547,935 EUR	1,633,879
7.75% due 04/27/201,5,†††	1,250,000 EUR	1,372,947
Flakt Woods
4.75% due 03/20/171,5,†††	2,488,767 EUR	2,682,987
Mitchell International, Inc.
8.50% due 10/11/215	2,350,000	2,345,606

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS†† – 52.3% (continued)
Industrial – 14.2% (continued)
Total Safety U.S., Inc.
9.25% due 09/11/205	$2,520,000	$2,205,000
Doncasters Group Ltd.
9.50% due 10/09/205	2,206,897	2,201,379
NVA Holdings, Inc.
8.00% due 08/12/225	1,650,000	1,654,125
AlliedBarton Security Services LLC
8.00% due 08/13/215	1,452,055	1,456,890
NaNa Development Corp.
8.00% due 03/15/185	1,388,235	1,353,529
Camp Systems International
8.25% due 11/29/195	1,000,000	1,000,000
HBC Hardware Holdings
6.75% due 03/30/205	995,000	968,931
Ranpak
8.25% due 10/03/225	900,000	899,253
Wencor Group (Jazz Aq)
7.75% due 06/17/225	900,000	864,000
API Technologies Corp.
9.00% due 02/06/181,5,†††	575,023	570,997
Hillman Group, Inc.
1.98% due 06/28/195	450,000	409,612
Wencor (Jazz Acq)
1.18% due 06/19/195	176,923	160,106
Omnitracs, Inc.
8.75% due 05/25/215	150,000	147,188
Total Industrial		21,926,429

Technology – 11.1%
Greenway Medical Technologies
9.25% due 11/04/215	2,200,000	2,145,000
6.00% due 11/04/205	1,975,000	1,975,000
LANDesk Group, Inc.
5.00% due 02/25/205	3,925,547	3,918,992
TIBCO Software, Inc.
6.50% due 12/04/205	2,693,250	2,692,577
Advanced Computer Software
10.50% due 01/31/235	1,600,000	1,552,000
6.50% due 03/18/225	897,750	906,728
Aspect Software, Inc.
7.25% due 05/09/16	1,843,750	1,829,922
Sparta Holding Corp.
6.83% due 07/28/201,5.†††	1,791,000	1,775,597

See notes to financial statements.

20 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS†† – 52.3% (continued)
Technology – 11.1% (continued)
GOGO LLC
7.50% due 03/21/185	$ 356,853	$349,716
Total Technology		17,145,532

Consumer, Non-cyclical – 9.9%
CTI Foods Holding Co. LLC
8.25% due 06/28/215	4,000,000	3,879,999
Reddy Ice Holdings, Inc.
10.75% due 10/01/195	4,000,000	3,060,000
Performance Food Group
6.25% due 11/14/195	1,695,685	1,702,044
Taxware Holdings
7.50% due 04/01/221,5,†††	1,700,000	1,683,300
Arctic Glacier Holdings, Inc.
6.00% due 05/10/195	1,438,137	1,432,744
AdvancePierre Foods, Inc.
9.50% due 10/10/175	1,332,000	1,343,655
Implus
7.00% due 04/30/215	1,250,000	1,231,500
Pelican Products, Inc.
9.25% due 04/09/215	550,000	544,500
Targus Group International, Inc.
14.75% due 05/24/165	562,593	458,514
Total Consumer, Non-cyclical		15,336,256

Communications – 4.3%
Cengage Learning Acquisitions, Inc.
7.62% due 03/31/205	3,382,817	3,390,665
Anaren, Inc.
9.25% due 08/18/215	2,200,000	2,200,000
GOGO LLC
11.25% due 03/21/185	1,102,742	1,130,310
Max Broadcast Group LLC
6.25% due 03/31/161,5,†††	14,868	14,868
Total Communications		6,735,843

Consumer, Cyclical – 4.3%
Sky Bet Cyan Blue HoldCo
6.50% due 02/25/225	1,500,000 GBP	2,303,263
Sears Holdings Corp.
5.50% due 06/29/185	1,989,899	1,971,870
ABRA Auto Body
8.25% due 09/19/225	1,600,000	1,608,000

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS†† – 52.3% (continued)
Consumer, Cyclical – 4.3% (continued)
DLK Acquisitions BV
8.50% due 08/28/195	400,000 EUR	$432,424
4.34% due 02/28/195	183,333 EUR	200,158
4.34% due 02/28/195	66,667 EUR	72,785
BBB Industries, LLC
1.40% due 11/04/195	70,714	61,976
Total Consumer, Cyclical		6,650,476

Basic Materials – 2.6%
Royal Adhesives and Sealants
5.50% due 07/31/185	2,759,442	2,766,340
Ennis Flint Road Infrastructure
7.75% due 09/30/215	960,000	902,400
Noranda Aluminum Acquisition Corp.
5.75% due 02/28/195	397,949	363,379
Total Basic Materials		4,032,119

Energy – 2.6%
Panda Temple II Power
7.25% due 04/03/195	3,000,000	2,865,000
Cactus Wellhead
7.00% due 07/31/205	1,393,000	1,156,190
Total Energy		4,021,190

Financial – 2.1%
Intertrust Group
8.00% due 04/11/225	2,200,000	2,204,136
Expert Global Solutions
8.50% due 04/03/185	1,020,404	1,020,404
Total Financial		3,224,540

Transportation – 1.2%
OneSky
15.00% due 06/03/195.†††	503,708	518,820
Ceva Logistics US Holdings
6.50% due 03/19/215	507,192	481,832
Ceva Group plc (United Kingdom)
6.50% due 03/19/215	352,217	334,606
1.69% due 03/19/195	140,000	118,269
Ceva Logistics Holdings BV (Dutch)
6.50% due 03/19/215	367,714	349,329

See notes to financial statements.

22 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS†† – 52.3% (continued)
Transportation – 1.2% (continued)
Ceva Logistics Canada, ULC
6.50% due 03/19/215	$ 63,399	$60,229
Total Transportation		1,863,085
Total Senior Floating Rate Interests
(Cost $83,957,533)		80,935,470

ASSET BACKED SECURITIES†† – 12.4%
SRERS-2011 Funding Ltd.
2011-RS,0.43% due 05/09/462,4,5	1,847,376	1,770,894
NewStar Commercial Loan Funding 2013-1 LLC
2013-1A, 5.57% due 09/20/232,4,5	1,500,000	1,492,950
Emerald Aviation Finance Ltd.
2013-1, 6.35% due 10/15/384,5,7	1,351,563	1,380,283
Castlelake Aircraft Securitization Trust 2014-1
2014-1, 5.25% due 02/15/29	685,460	682,376
2014-1, 7.50% due 02/15/29	524,175	530,675
Anchorage Credit Funding 1 Ltd.
2015-1A, 6.30% due 07/28/304	1,000,000	1,009,200
COA Summit CLO Limited 2014-1
2014-1A, 4.12% due 04/20/232,4,5	1,000,000	997,600
Monroe Capital CLO 2014-1 Ltd.
2014-1A, 5.01% due 10/22/262,4,5	1,000,000	984,900
AASET
2014-1, 7.37% due 12/15/292	967,949	967,949
RAIT CRE CDO I Ltd.
2006-1X, 0.51% due 11/20/46	930,782	847,570
KKR Financial CLO Ltd.
2007-1X, 5.27% due 05/15/215	750,000	749,400
Babson CLO Limited 2012-II
2012-2A, due 05/15/234,8	1,000,000	739,100
NewStar Arlington Senior Loan Program LLC
2014-1A, 4.53% due 07/25/252,4	750,000	726,000
NXT Capital CLO 2013-1 LLC
2013-1A, 4.43% due 04/25/242,4,5	500,000	502,050
Highbridge Loan Management 2012-1 Ltd.
2014-1AR, 4.50% due 09/20/222,4,5	500,000	501,100
Cent CLO 16, LP
2014-16AR, 4.75% due 08/01/242,4,5	500,000	500,050
KKR Financial CLO 2007-1 Ltd.
2007-1A, 5.27% due 05/15/212,4,5	500,000	499,600
Salus CLO Ltd.
2013-1AN, 6.98% due 03/05/212,4,5	500,000	497,950
NCBJ 2015-1 A
2015-1A, 5.88% due 07/08/22	500,000	493,800

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value

ASSET BACKED SECURITIES†† – 12.4% (continued)
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 5.18% due 10/15/262,4,5	$ 500,000	$486,800
Fortress Credit Opportunities VI CLO Ltd.
2015-6A, 5.27% due 10/10/264	500,000	486,100
Cerberus Onshore II CLO-2 LLC
2014-1A, 4.43% due 10/15/232,4,5	500,000	481,350
Cerberus Onshore II CLO LLC
2014-1A, 4.28% due 10/15/232,4,5	500,000	476,950
Treman Park CLO LLC
2015-1A, due 04/20/274,8	500,000	474,000
Rise Ltd.
2014-1AB, 6.50% due 02/12/395	468,750	473,438
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/484,5	351,258	361,409
Total Asset Backed Securities
(Cost $18,891,694)		19,113,494

MORTGAGE BACKED SECURITIES†† – 1.9%
Structured Asset Securities Corporation Mortgage Loan Trust 2006-BC6
2006-BC6, 0.35% due 01/25/372,5	2,000,000	1,671,310
GSAA Home Equity Trust 2006-18
2006-18, 6.00% due 11/25/365,7	1,292,254	855,064
Washington Mutual Mortgage Pass-Through Certificates WMALT
Series 2006-8 Trust
2006-8, 4.81% due 10/25/365,7	509,140	360,631
Total Mortgage Backed Securities
(Cost $2,871,134)		2,887,005
Total Investments – 145.3%
(Cost $229,843,989)		224,811,275
Other Assets & Liabilities, net – (45.3)%		(70,058,335)
Total Net Assets – 100.0%		$ 154,752,940

See notes to financial statements.

24 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

~	The face amount is denominated in U.S. Dollars, unless otherwise noted.

*	Non-income producing security.

†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.

††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.

†††	Value determined based on Level 3 inputs — See Note 4.

1	Security was fair valued by the Valuation Committee at May 31, 2015. The total market value of fair valued securities amounts to $12,586,557 (cost $13,818,260) or 8.1% of total net assets.

2	Variable rate security. Rate indicated is rate effective at May 31, 2015.

3	Perpetual maturity.

4
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $83,668,230 (cost $83,118,411), or 54.1% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

5
All or a portion of these securities have been physically segregated or earmarked on the Fund’s records in connection with reverse repurchase agreements and unfunded loan commitments. As of May 31, 2015, the total market value of the segregated or earmarked securities was $98,373,027.

6	Paid-in-kind toggle note. This issuer in each interest period has the option to pay interest in cash or to issue payment-in-kind shares of the note.

7	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.

8	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

9
Security is a 144A or section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or section 4(a)(2) securities is $3,269,833 (cost $3,273,074), or 2.1% of total net assets – see Note 12.

AUD	Australian Dollar
BV	Limited Liability Company
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
EUR	Euro
GBP	Great Britain Pound
LLC	Limited Liability Company
LP	Limited Partnership
NV	Publicly Traded Company
plc	Public Limited Company
SA	Corporation
ULC	Unlimited Liability Corporation

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 25

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2015

ASSETS:
Investments, at value (cost $229,843,989)	$224,811,275
Foreign currency, at value (cost $17,067)	16,767
Cash	479
Unrealized appreciation on forward exchange currency contracts	330,309
Receivables:
Interest	3,357,061
Investments sold	2,209,322
Tax reclaims	9,729
Other assets	15,150
Total assets	230,750,092
LIABILITIES:
Reverse repurchase agreements	65,942,734
Unfunded loan commitments, at value (Note 10) (commitment fees
received $1,379,241)	1,095,749
Segregated cash from broker	384,000
Interest payable on borrowings	12,638
Unrealized depreciation on forward exchange currency contracts	2,931
Payable for:
Investments purchased	8,210,766
Investment advisory fees	191,326
Fund accounting fees	13,654
Administration fees	5,144
Trustee’s fees and expenses*	1,089
Accrued expenses and other liabilities	137,121
Total liabilities	75,997,152
NET ASSETS	$154,752,940
NET ASSETS CONSIST OF:
Common stock, $.01 par value per share; unlimited number of shares authorized,
6,629,724 shares issued and outstanding	$66,297
Additional paid-in capital	157,725,662
Undistributed net investment income	3,347,759
Accumulated net realized loss on investments	(1,961,687)
Net unrealized depreciation on investments	(4,425,091)
NET ASSETS	$154,752,940
Net asset value	$23.34
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

26 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

STATEMENT OF OPERATIONS	May 31, 2015
For the Year Ended May 31, 2015

INVESTMENT INCOME:
Interest	$15,811,371
Dividends	295,357
Total investment income	16,106,728
EXPENSES:
Investment advisory fees	2,175,218
Interest expense	432,717
Professional fees	142,756
Excise tax expense	117,550
Trustee’s fees and expenses*	87,924
Fund accounting fees	68,418
Administration fees	58,504
Printing fees	30,313
Registration and filings	24,820
Custodian fees	20,675
Transfer agent fees	18,858
Insurance	14,118
Miscellaneous	2,460
Total expenses	3,194,331
Net investment income	12,912,397
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,236,742)
Foreign currency transactions	2,373,649
Net realized gain (loss)	136,907
Net change in unrealized appreciation (depreciation) on:
Investments	(8,007,718)
Foreign currency translations	173,947
Net change in unrealized appreciation (depreciation)	(7,833,771)
Net realized and unrealized loss	(7,696,864)
Net increase in net assets resulting from operations	$5,215,533
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 27

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2015

		Period from
		June 26, 2013a
	Year Ended	to
	May 31, 2015	May 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$12,912,397	$10,801,191
Net realized gain (loss) on investments	136,907	1,361,006
Net change in unrealized appreciation (depreciation) on
investments	(7,833,771)	3,408,680
Net increase in net assets resulting from operations	5,215,533	15,570,877
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(10,401,790)	(9,698,371)
Capital gains	(3,888,548)	–
Total distributions to shareholders	(14,290,338)	(9,698,371)
SHAREHOLDER TRANSACTIONS:
Net proceeds from the issuance of common shares	–	158,273,898
Reinvestments	12,591	–
Common share offering costs charged to paid-in capital	–	(331,250)
Net increase in net assets resulting from share transactions	12,591	157,942,648
Net increase (decrease) in net assets	(9,062,214)	163,815,154
NET ASSETS:
Beginning of period	163,815,154	–
End of period	$154,752,940	$163,815,154
Undistributed net investment income at end of period	$3,347,759	$824,702
a Commencement of operations

See notes to financial statements.

28 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS	May 31, 2015
For the Year Ended May 31, 2015

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$5,215,533
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used In Operating and Investing Activities:
Net change in unrealized depreciation on investments	8,007,718
Net change in unrealized appreciation on foreign currency translations	(173,947)
Net realized loss on investments	2,236,742
Net gains on paydowns received	(62,506)
Net accretion of bond discount and amortization of bond premium	174,079
Purchase of long-term investments	(163,128,740)
Paydowns received on mortgage and asset backed securities	22,039,566
Proceeds from sales of long-term investments	120,064,430
Net sales of short-term investments	1,356,127
Other payments	274,009
Increase in unfunded loan commitments, at value	1,134,156
Increase in segregated cash from broker	384,000
Decrease in interest receivable	80,109
Decrease in investments sold receivable	143,294
Increase in tax reclaims receivable	(6,130)
Decrease in other assets	2,277
Increase in payable for investments purchased	1,445,071
Increase in investment advisory fees payable	7,558
Increase in fund accounting fees payable	1,363
Decrease in interest payable on borrowings	(25,556)
Increase in administration fees payable	151
Increase in trustee fees and expenses payable	1,089
Increase in accrued expenses and other liabilities	19,981
Net Cash Used In Operating and Investing Activities	(809,626)
Cash Flows From Financing Activities:
Distributions to common shareholders	(14,277,747)
Increase in reverse repurchase agreements	12,598,659
Net Cash Used In Financing Activities	(1,679,088)
Net decrease in cash	(2,488,714)
Cash at Beginning of Period (including foreign currency)	2,505,960
Cash at End of Period (including foreign currency)	$17,246
Supplemental Disclosure of Cash Flow Information: Cash paid during the period
for interest	$458,273
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$12,591

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 29

FINANCIAL HIGHLIGHTS	May 31, 2015

		Period
		Ended
	Year Ended	May 31,
	May 31, 2015	2014(a)
Per Share Data:
Net asset value, beginning of period	$24.71	$23.82
Income from investment operations:
Net investment income(b)	1.95	1.64
Net gain (loss) on investments (realized and unrealized)	(1.16)	0.71
Total from investment operations	0.79	2.35
Less distributions from:
Net investment income	(1.57)	(1.46)
Capital gains	(0.59)	–
Total distributions to shareholders	(2.16)	(1.46)
Net asset value, end of period	$23.34	$24.71
Market value, end of period	$23.07	$24.68

Total Return(c)
Net asset value	3.45%	10.12%
Market value	2.54%	5.08%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$154,753	$163,815
Ratios to average net assets:
Total expenses, including interest expense(d)	2.04%	1.73%
Net investment income, including interest expense	8.23%	7.28%
Portfolio turnover rate(e)	55%	54%

See notes to financial statements.

30 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2015

		Period
		Ended
	Year Ended	May 31,
	May 31, 2015	2014(a)

Senior Indebtedness
Total Borrowings outstanding (in thousands)	$65,572	$53,344
Asset Coverage per $1,000 of indebtedness(f)	$3,360	$4,071

(a)	Since commencement of operations: June 26, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

(b)	Based on average shares outstanding.

(c)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distribution are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Excluding interest expense, the operating expense ratio would be 1.76% and 1.55% for the periods ended May 31, 2015 and May 31, 2014, respectively.

(e)	Portfolio turnover is not annualized for periods of less than one year.

(f)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 31

NOTES TO FINANCIAL STATEMENTS	May 31, 2015

Note 1 – Organization:

Guggenheim Credit Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on June 7, 2012, and commenced investment operations on June 26, 2013. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.

Note 2 – Accounting Policies:

The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. Eastern time on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and asked prices on such day.

32 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.

Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Eastern time. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available (including restricted securities) are fair valued as determined in good faith by the Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. Dividend income is

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 33

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the bid and asked price of respective exchange rates on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.

(d) Forward Exchange Currency Contracts

Forward exchange currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in foreign currency transactions.

(e) Distributions to Shareholders

The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(f) New Accounting Pronouncement

In June 2014, the FASB issued an Accounting Standards Update (“ASU”) that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional

34 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, GPIM provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser and the Sub-Adviser, provides fund administration services to the Fund. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 35

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

RFS acts as the Fund’s accounting agent. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives a fund accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Minimum Annual Charge	$50,000
Certain out-of-pocket charges	Varies

Note 4 – Fair Value Measurement:

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at May 31, 2015.

Description	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$2,302,953	$–	$229,590	$2,532,543
Preferred Stocks	6,204,000	3,248,187	–	9,452,187
Corporate Bonds	–	103,978,837	3,868,867	107,847,704
Senior Floating Rate Interests	–	70,682,075	10,253,395	80,935,470
Asset Backed Securities	–	19,113,494	–	19,113,494
Mortgage Backed Securities	–	2,887,005	–	2,887,005
Money Market Fund	2,042,872	–	–	2,042,872
Forward Exchange Currency Contracts	–	330,309	–	330,309
Total Assets	$10,549,825	$200,239,907	$14,351,852	$225,141,584

36 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

Description	Level 1	Level 2	Level 3	Total
Liabilities:
Forward Exchange Currency Contracts	$–	$2,931	$–	$2,931
Unfunded Commitments	–	1,095,749	–	1,095,749
Total Liabilities	$–	$1,098,680	$–	$1,098,680

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

The following is a summary of the significant unobservable input used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

	Ending Balance
Category	at 5/31/2015	Valuation Technique	Unobservable Inputs
Corporate Bonds	$ 2,622,392	Enterprise Value	Valuation Multiple*
Corporate Bonds	1,246,475	Monthly Broker Quote	Indicative Quote
Common Stocks	229,590	Enterprise Value	Valuation Multiple*
Senior Floating Rate Interests	518,820	Monthly Broker Quote	Indicative Quote
Senior Floating Rate Interests	9,734,575	Enterprise Value	Valuation Multiple*
*Valuation multiples utilized ranged from 2.8 to 14.6.

Significant changes in an indicative quote or valuation multiple would generally result in significant changes in the fair value of the security.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

As of May 31, 2015, the Fund had securities with a total value of $3,531,659 transferred from Level 3 to Level 2 due to availability of market price information at the period end. The Fund had a security with a value of $1,104,125 transferred from Level 1 to Level 2 due to lack of an active market.

Summary of Fair Value of Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended May 31, 2015:

Level 3 – Fair value measurements using significant unobservable inputs

	Senior Floating	Asset-Backed	Corporate	Common
	Rate Interests	Securities	Bonds	Stocks	Total
Assets:
Beginning Balance	$6,313,152	$3,880,432	$1,318,110	$–	$11,511,694
Purchases	4,536,692	–	2,563,625	230,000	7,330,317
Paydowns Received	(2,777,053)	(417,154)	–	–	(3,194,207)
Payment-in-kind
Distributions Received	(184,113)	–	–	–	(184,113)
Realized Gain/Loss	107,823	–	–	–	107,823
Total change in unrealized
gains or losses included
in earnings	(426,093)	68,381	(12,868)	(410)	(370,990)
Transfers into Level 3	2,682,987	–	–	–	2,682,987
Transfers out of Level 3	–	(3,531,659)	–	–	(3,531,659)
Ending Balance	$10,253,395	$–	$3,868,867	$229,590	$14,351,852

Note 5 – Federal Income Taxes:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies.

The Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid excise tax of $117,550 or $0.018 per share, attributable to calendar year 2014.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. As of May 31, 2015, the following reclassification was made to the capital accounts of the Fund to reflect permanent book and tax differences relating to foreign currency transactions, paydown gains and losses, excise tax paid, collateralized loan obligations, and the reclassification of distributions from capital gains to ordinary income. Net investment income, net realized gains and net assets were not affected by these reclassifications.

Undistributed Net	Accumulated	Additional
Investment Income	Net Realized Gain	Paid-in Capital
$ 12,450	$ 105,100	$ (117,550)

38 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

As of May 31, 2015, the cost of investments and accumulated unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

Net Tax
Cost of			Unrealized
Investments	Gross Tax	Gross Tax	Depreciation
for Tax	Unrealized	Unrealized	on
Purposes	Appreciation	Depreciation	Investments
$ 229,873,207	$ 3,372,124	$ (8,434,056)	$ (5,061,932)

The net tax unrealized appreciation on unfunded commitments is $283,492.

The differences between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, the mark to market of PFIC investments, and equity to debt accruals of income.

As of May 31, 2015, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Accumulated
	Long-Term Gains/	Net Unrealized
Undistributed	(Accumulated	Appreciation/
Ordinary Income	Capital Loss)	(Depreciation)
$ 3,687,828	$ (1,945,160)	$ (4,781,687)

For the years ended May 31, 2015 and 2014, the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets was as follows:

Distributions paid from:	2015	2014
Ordinary income	$ 14,290,338	$ 9,698,371

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of May 31, 2015, capital loss carryforwards for the Fund were as follows:

Total
Unlimited	Unlimited	Capital Loss
Short-Term	Long-Term	Carryforward
$ (335,967)	$ (1,609,193)	$ (1,945,160)

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 39

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

Note 6 – Investments in Securities:

During the year ended May 31, 2015, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $163,128,740 and $120,064,430, respectively.

Note 7 – Derivatives:

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

(a) Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes.

A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At May 31, 2015, the following forward exchange currency contracts were outstanding:

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation
Contracts to Sell		Counterparty	Date	Value	5/31/15	(Depreciation)

AUD	880,000
for USD	704,677	The Bank of New York Mellon	06/05/2015	$704,677	$672,650	$32,027
EUR	7,800,000
for USD	8,866,494	The Bank of New York Mellon	06/05/2015	8,866,494	8,568,212	298,282
GBP	2,100,000
for USD	3,207,015	The Bank of New York Mellon	06/05/2015	3,207,015	3,209,946	(2,931)
Net unrealized appreciation on forward exchange currency contracts						$327,378

40 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

(b) Summary of Derivatives Information

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities at May 31, 2015.

Statement of Assets and Liabilities
Presentation of Fair Values of Derivative Instruments (value in $000s):
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
	Unrealized appreciation on		Unrealized depreciation on
	forward exchange currency		forward exchange currency
Foreign exchange risk	contracts	$330	contracts	$3

The following table presents the effect of derivatives instruments on the Statement of Operations for the year ended May 31, 2015.

Effect of Derivative Instruments on the Statement of Operations:
Amount of Realized Gain (Loss) on Derivatives (value in $000s)
Primary Risk Exposure	Foreign Currency Transactions
Foreign exchange risk	$2,374
Change in Unrealized Appreciation on Derivatives (value in $000s)
Primary Risk Exposure	Foreign Currency Translations
Foreign exchange risk	$201

Derivative Volume

Forward Exchange Currency Contracts:

The Fund had the following activity in forward exchange currency contracts during the year ended May 31, 2015:

Average Settlement Value Purchased	$3,154,713
Average Settlement Value Sold	3,662,216

Note 8 – Offsetting:

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counter party must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with GAAP.

		Gross	Net Amounts
		Amounts	of Assets	Gross Amounts Not
	Gross	Offset in the	Presented in the	Offset in the Statement
	Amounts	Statement of	Statement of	of Assets & Liabilities
	of Recognized	Assets and	Assets and	Financial	Net
Description	Assets	Liabilities	Liabilities	Instruments	Amount

Forward Exchange
Currency Contracts	$330,309	$ –	$330,309	$2,931	$327,378

		Gross	Net Amounts
		Amounts	of Liabilities	Gross Amounts Not
	Gross	Offset in the	Presented in the	Offset in the Statement
	Amounts	Statement of	Statement of	of Assets & Liabilities
	of Recognized	Assets and	Assets and	Financial	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	Amount

Reverse Repurchase
Agreements	$65,942,734	$ –	$65,942,734	$65,942,734	$ –
Forward Exchange
Currency Contracts	2,931	–	2,931	2,931	–

42 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

Note 9 – Leverage:

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended May 31, 2015, the average daily balance of reverse repurchase agreements outstanding amounted to $60,649,318. The weighted average interest rate was 0.71%. At May 31, 2015, there was $65,942,734 in reverse repurchase agreements outstanding.

At May 31, 2015, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rates	Maturity Dates	Face Value
Barclays Capital, Inc.	0.70% - 1.00%	06/03/15 – 07/21/15	$ 9,794,617
Barclays Capital, Inc.	1.00% - 1.10%	Open Maturity	5,602,119
Bank of America	0.93%	06/10/15 – 07/07/15	14,349,788
Credit Suisse First Boston	0.90% - 1.25%	06/01/15 – 07/17/15	6,975,845
Royal Bank of Canada	0.80% - 1.10%	06/11/15 – 11/03/15	27,520,365
Royal Bank of Canada	0.00%	Open Maturity	1,700,000
			$ 65,942,734

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 10 – Loan Commitments:

Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments as of May 31, 2015. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of May 31, 2015, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $98,373,027.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

At May 31, 2015, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Maturity Date	Face Amount	Value
Acosta, Inc.	09/26/19	$2,000,000	$–
Advantage Sales and Market	07/25/19	900,000	96,480
American Stock Transfer	06/26/18	400,000	32,953
BBB Industries, LLC	10/17/19	1,029,286	127,189
CEVA Group PLC	03/19/19	360,000	55,879
Eyemart Express	12/18/19	1,000,000	110,588
Hillman Group Inc.	06/13/19	450,000	40,388
Informatica Corp.	05/18/16	800,000	–
IntraWest Holdings S.A.R.	12/10/18	1,100,000	31,024
Learning Care Group	05/05/19	500,000	51,804
McGraw-Hill Global Education	03/22/18	1,000,000	76,410
National Financial Partners	07/01/18	1,500,000	130,418
Phillips Medsize Corp.	06/14/19	1,100,000	106,054
ProMach Group, Inc.	10/22/19	650,000	68,909
Rite Aid Corp.	08/10/15	500,000	–
Signode Industrial Group	05/01/19	350,000	34,236
Signode Industrial Group	05/01/19	1,050,000	102,707
SS&C Technologies, Inc.	02/27/16	700,000	–
Wencor Jazz Acquisition	06/19/19	323,077	30,710
		$15,712,363	$1,095,749

Note 11 – Capital:

In connection with its organization process, the Fund sold 4,189 shares of beneficial interest to Guggenheim Funds Distributors, LLC, an affiliate of the Adviser, for consideration of $100,012 at a price of $23.88 per share. The Fund issued 6,000,000 shares of common stock in its initial public offering. These shares were issued at $23.88 per share after deducting the sales load but before underwriters’ expense reimbursement.

In connection with the initial public offering of the Fund’s common shares, the underwriters were granted an option to purchase additional common shares. The underwriters purchased, at a price of $23.88 per common share (after deducting the sales load but before offering expenses incurred by the Fund), 625,000 common shares of the Fund and 125,000 common shares on July 19, 2013, and August 13, 2013, respectively, pursuant to the over-allotment option.

Offering costs, estimated at $331,250 or $0.05 per share, in connection with the issuance of common shares were borne by the Fund and were charged to paid-in capital. The Adviser and GPIM agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.05 per common share.

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 6,629,724 issued and outstanding.

44 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

Transactions in common shares were as follows:

	Year Ended	Period Ended
	May 31, 2015	May 31, 2014
Beginning Shares	6,629,189	–
Common shares issued through organization process	–	4,189
Common shares issued through underwritten offering	–	6,000,000
Common shares issued through over-allotment option	–	625,000
Common shares issued through dividend reinvestment	535	–
Ending shares	6,629,724	6,629,189

Note 12 – Restricted Securities:

The securities below are considered illiquid and restricted under guidelines established by the Board of Trustees:

Restricted Securities	Acquisition Date	Cost	Value
American Seafoods Group
LLC / American Seafoods
Finance, Inc. 10.75% due 05/15/16	07/31/14	$2,136,603	$2,172,500
Nathan’s Famous, Inc.
10.00% due 03/15/20	02/27/15	721,087	755,125
IronGate Energy Services LLC
11.00% due 07/01/18	07/10/13	227,458	187,800
R&R Ice Cream plc
8.25% due 05/15/20	06/19/14	187,926	154,408
		$3,273,074	$3,269,833

Note 13 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote

Note 14 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2015

The Board of Trustees and Shareholders of
Guggenheim Credit Allocation Fund

We have audited the accompanying statement of assets and liabilities of the Guggenheim Credit Allocation Fund (the Fund), including the schedule of investments, as of May 31, 2015, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period June 26, 2013 (commencement of operations) through May 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Credit Allocation Fund at May 31, 2015, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and the period June 26, 2013 (commencement of operations) through May 31, 2014, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
July 28, 2015

46 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2015

Federal Income Tax Information

In January 2016, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2015.

Of the taxable ordinary income distributions paid during the fiscal year ended May 31, 2015, the Fund has the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively.

% Qualifying	% STCG
39.05%	100%

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on April 29, 2015. Common shareholders voted on the election of Trustees.

With regards to the election of the following Trustees by common shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstained
Jerry B. Farley	5,781,429	72,943	53,306
Roman Friedrich III	5,712,665	138,110	56,903
Ronal A. Nyberg	5,788,137	62,638	56,903

The other Trustees of the Fund not up for election in 2015 are Randall C. Barnes, Donald A. Cubb, Jr., Robert B. Karn III, Maynard F. Oliverius, Ronald E. Toupin, Jr., and Donald C. Cacciapaglia.

Trustees(a)

The Trustees of the Guggenheim Credit Allocation Fund and their principal occupations during the past five years:

		Term of		Number of
	Position(s)	Office		Portfolios in
	Held	and Length		Fund
Name, Address*	with	of Time	Principal Occupation(s)	Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2013	Current: Private Investor (2001-present).	91	Current: Trustee, Purpose Investments
(1951)					Funds (2014-present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
President, Pizza Hut International (1991-1993); Senior Vice President,
Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 47

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2015

		Term of		Number of
	Position(s)	Office		Portfolios in
	Held	and Length		Fund
Name, Address*	with	of Time	Principal Occupation(s)	Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Donald A.	Trustee	Since 2014	Current: Business broker and manager of commercial real estate,	87	Current: Midland Care, Inc.
Chubb, Jr.			Griffith & Blair, Inc. (1997-present).		(2011-present).
(1946)
Jerry B. Farley	Trustee	Since 2014	Current: President, Washburn University (1997-present).	87	Current: Westar Energy, Inc.
(1946)					(2004-present); CoreFirst Bank & Trust
(2000-present).
Roman	Trustee and	Since 2013	Current: Founder and President, Roman Friedrich & Company	87	Current: Zincore Metals, Inc.
Friedrich III	Chairman of		(1998-present).		(2009-present).
(1946)	the Contracts
	Review		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Mercator Minerals Ltd.
	Committee				(2013-2014); First Americas Gold Corp.
(2012-2014); Blue Sky Uranium Corp.
(2011-2012); Axiom Gold and Silver
Corp. (2011-2012); Stratagold Corp.
(2003-2009); GFM Resources Ltd.
(2005-2010).
Robert B. Karn III	Trustee and	Since 2013	Current: Consultant (1998-present).	87	Current: Peabody Energy Company
(1942)	Chairman of				(2003-present); GP Natural Resource
	the Audit		Former: Arthur Andersen (1965-1997) and Managing Partner, Financial		Partners, LLC (2002- present).
	Committee		and Economic Consulting, St. Louis office (1987-1997).
Ronald A. Nyberg	Trustee and	Since 2013	Current: Partner, Nyberg & Cassioppi, LLC (2000-present).	93	Current: Edward-Elmhurst Healthcare
(1953)	Chairman of				System (2012-present).
	the Nominating		Former: Executive Vice President, General Counsel, and Corporate
	and Governance		Secretary, Van Kampen Investments (1982-1999).
Committee

48 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2015

		Term of		Number of
	Position(s)	Office		Portfolios in
	Held	and Length		Fund
Name, Address*	with	of Time	Principal Occupation(s)	Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Maynard F. Oliverius	Trustee	Since 2014	Current: Retired.	87	Current: Fort Hays State University
(1943)					Foundation (1999-present);
			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).		Stormont-Vail Foundation
(2013-present); University of Minnesota
HealthCare Alumni Association
Foundation (2009-present).
Ronald E. Toupin, Jr.	Trustee and	Since 2013	Current: Portfolio Consultant (2010-present).	90	Former: Bennett Group of Funds
(1958)	Chairman of				(2011-2013).
	the Board		Former: Vice President, Manager and Portfolio Manager, Nuveen Asset
Management (1998-1999); Vice President, Nuveen Investment Advisory
Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment
Trusts (1991-1999); and Assistant Vice President and Portfolio Manager,
Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen &
Co., Inc. (1982-1999).

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 49

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2015

		Term of		Number of
	Position(s)	Office		Portfolios in
	Held	and Length		Fund
Name, Address*	with	of Time	Principal Occupation(s)	Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Interested Trustee:
Donald C.	President,	Since 2013	Current: President and CEO, certain other funds in the Fund Complex	221	Current: Clear Spring Life Insurance
Cacciapaglia***	Chief		(2012-present); Vice Chairman, Guggenheim Investments (2010-present).		Company (2015-present); Guggenheim
(1951)	Executive				Partners Japan, Ltd. (2014-present);
	Officer		Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).		Delaware Life (2013-present);
	and Trustee				Guggenheim Life and Annuity Company
(2011-present); Paragon Life Insurance
Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**
This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves:

—Messrs. Karn, Oliverius and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2016.

—Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2017.

—Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2018.

***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

(a)
As of April 3, 2014. At a special meeting of the shareholders held in April 2014, shareholders of the Trust elected the following individuals to serve as Trustees: Donald A. Chubb, Jerry B. Farley and Maynard F. Oliverius.

50 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2015

Principal Executive Officers

The Principal Executive Officers, of the Guggenheim Credit Allocation Fund, who are not trustees, and their principal occupations during the past five years:

Term of
	Position(s)	Office
	held	and Length
Name, Address*	with the	of Time
and Year of Birth	Trust	Served**	Principal Occupations During Past Five Years
Officers:
Joseph M. Arruda	Assistant	Since 2014	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC
(1966)	Treasurer		(2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice
President, Rydex Advisors II, LLC (2010).
William H.	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds
Belden, III			Investment Advisors, LLC (2005-present).
(1965)
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M.	Chief	Since 2013	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Managing Director, Guggenheim
Catalucci	Compliance		Investments (2012-present).
(1966)	Officer
Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President
& Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior
Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
Mark J. Furjanic	Assistant	Since 2013	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund
(1959)	Treasurer		Complex (2008-present).

Former: Senior Manager, Ernst & Young LLP (1999-2005).
James M. Howley	Assistant	Since 2013	Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex
(1972)	Treasurer		(2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 51

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2015

Term of
	Position(s)	Office
	held	and Length
Name, Address*	with the	of Time
and Year of Birth	Trust	Served**	Principal Occupations During Past Five Years
Officers continued:
Amy J. Lee	Chief Legal	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim
(1961)	Officer		Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and
Security Benefit Corporation (2004-2012).
Mark E. Mathiasen	Secretary	Since 2013	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments
(1978)			(2007-present).

Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (April 2014-present); Senior Associate, Guggenheim
(1984)	Secretary		Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).
Kimberly J. Scott	Assistant	Since 2013	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund
(1974)	Treasurer		Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund
Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of
Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-
(1979)			present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief Financial	Since 2013	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Officer, Chief		Managing Director, Guggenheim Investments (2010-present).
Accounting
	Officer and		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing
	Treasurer		Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and
Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The data reflects the commencement date upon which the officer held any officer position with the Fund.

52 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2015

Unless the registered owner of common shares elects to receive cash by contacting the Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 53

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2015

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

54 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM CREDIT ALLOCATION FUND (GGM)	May 31, 2015

Guggenheim Credit Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on June 7, 2012, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), a subsidiary of Guggenheim Funds Services, LLC (“GFS”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, GFS, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.”) Under the terms of the Investment Advisory Agreement, GFIA also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Fund’s Board of Trustees (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel for the Fund.

Following an initial two-year term, the Advisory Agreements continue in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 29, 2015 (the “April Meeting”) and on May 19, 2015 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GFIA and GPIM is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and also received by the full Board) throughout the year regarding performance and operating results of the Fund.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 55

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM CREDIT ALLOCATION FUND (GGM) continued	May 31, 2015

renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim. Guggenheim prepared a presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Independent Trustees. In addition, Guggenheim made a presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

Among other things, Guggenheim provided: (i) staffing reports and biographies of those key personnel of GFIA and GPIM providing services to the Fund; (ii) descriptions of various services performed by Guggenheim for the Fund, including the provision of a continuous investment program for the Fund, monitoring compliance with Fund investment strategies and statutory requirements, reviewing trading processes and conducting investment performance analyses; (iii) information regarding each firm’s compliance and regulatory history, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by each of GFIA and GPIM, respectively. In addition, Guggenheim’s response included information comparing the investment performance, advisory fees and total expenses of the Fund to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing gross revenues, expenses and earnings for Guggenheim by product line and with respect to the Fund, including a breakout of various expenses, a description of Guggenheim’s expense allocation methodology and information about the profitability of the Fund to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments, and certain information about Guggenheim’s insurance policies, business continuity plan, proxy voting procedures, trade allocation, shareholder communications and compliance monitoring, among other things.

The Committee considered the foregoing Contract Materials in the context of its substantial accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of the Fund to recommend that the Board approve the renewal of both of the Advisory Agreements for an additional 12-month term.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered investment companies for which GFIA serves as investment adviser. The Committee took into account information provided by Guggenheim describing and illustrating the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, including analyses and monitoring of returns versus peer funds and relevant indices on both a

56 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM CREDIT ALLOCATION FUND (GGM) continued	May 31, 2015

market price and net asset value (“NAV”) basis, volatility, dividend yield, premium/discount and use of derivatives, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also considered the secondary market support services provided by Guggenheim to the Fund and, in this regard, noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisers, data dissemination and relationship management. In addition, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Fund, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Fund or are significant to the operations of the Adviser.

The Committee also considered the Adviser’s attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements and noted that on a regular basis the Board receives and reviews information from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In addition, the Committee took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of additional staff to support the firm’s Chief Risk Officer, initiatives related to the risks associated with the investment process and risk at the enterprise level, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in Guggenheim’s ability to provide services to the Guggenheim Funds (including the Fund), such as efforts to consolidate compliance manuals and align processes of the Fund with those of other Guggenheim Funds managed by GFIA or an affiliate. In connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser’s role in monitoring and coordinating compliance responsibilities with the administrator, custodian and other service providers to the Fund.

With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning Guggenheim Investments’ holding company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), including GFIA. (The Committee received the audited consolidated financial statements of GPIMH and audited financial statements of GFIA once available following the April Meeting.)

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement (including the scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Adviser’s quality of performance of its duties through Board meetings, discussions and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 57

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM CREDIT ALLOCATION FUND (GGM) continued	May 31, 2015

Investment Performance: The Fund commenced investment operations on June 26, 2013. The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on an NAV and market price basis for the one-year and three-month periods ended December 31, 2014. The Committee compared the Fund’s performance to a peer group of closed-end funds determined by the Adviser (the “peer group of funds”) and the Fund’s benchmark for the same time periods. The peer group of funds included other leveraged closed-end funds that generally invest a majority of their assets in fixed-income securities, debt securities and loans, but excluded funds with inception dates prior to the credit crisis of 2008-2009, funds that pursue a global mandate and funds with a defined asset class focus. The Committee considered that the peer group of funds is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting.

The Committee noted that the Fund’s investment results were consistent with its investment objective to seek total return through a combination of current income and capital appreciation. The Committee also considered that the Adviser does not directly manage the investment portfolio but delegated such duties to the Sub-Adviser. In addition, the Committee considered the Fund’s structure and form of leverage, and among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2014, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2014. Based on the information provided, including with respect to the Adviser’s sub-advisory oversight processes, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and total net expense ratio to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses) of the peer group of funds. The Committee considered that each of the Fund’s advisory fee and total net expense ratio was below that of the peer group median (18th percentile and 36th percentile, respectively).

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2014, ending assets under management as of December 31, 2014, gross revenues received by Guggenheim Investments, expenses incurred in providing services to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2013. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted that the Adviser may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, receives fees from the Fund for (i) providing certain administrative services pursuant to an administration agreement, and (ii) maintaining the books and records of the Fund’s securities and cash pursuant to a fund accounting agreement; and that another affiliate, GPIM, receives sub-advisory fees for managing the investment portfolio. The Committee also noted

58 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM CREDIT ALLOCATION FUND (GGM) continued	May 31, 2015

the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund. Based on all of the information provided and its review, the Committee determined that Guggenheim Investments’ profitability from its relationship with the Fund was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow (primarily through the appreciation of the Fund’s investment portfolio), whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. In this respect, the Committee considered the Adviser’s view that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. The Committee also noted the Adviser’s statement that a small number of large closed-end fund sponsors implement fund- and complex-level breakpoints. In addition, the Committee considered that to the extent the Fund’s assets increase over time (whether through additional periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Committee also noted the Adviser’s statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm’s various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently realizing new costs and expenses associated with investment in infrastructure, personnel and systems.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee considered the review of certain unaudited financial information concerning GPIMH by the Chief Financial Officer of Guggenheim Investments, as discussed above. (The Committee received the audited financial statements of GPIM once available following the May Meeting and, as noted, received the audited financial statements of GPIMH once available following the April Meeting.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of seeking total return through a combination of current income and capital appreciation. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Sub-Adviser’s quality of performance of its duties through Board meetings, discussions and reports during the year, the Committee concluded that the Sub-Adviser and its

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 59

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM CREDIT ALLOCATION FUND (GGM) continued	May 31, 2015

personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over recent periods of time, noting that the Fund had a limited performance history, having commenced investment operations on June 26, 2013. The Committee noted that the Fund’s return on an NAV basis lagged the median return of its peer group for the one-year and three-month periods ended December 31, 2014 (55th percentile and 73rd percentile, respectively). In addition, the Committee observed that the Fund’s performance on an NAV basis for the one-year period ended December 31, 2014 exceeded the return of the Fund’s blended benchmark consisting of the Barclays U.S. Aggregate Bond Index and the Credit Suisse Leveraged Loan Index over the same period, while lagging the returns of the blended benchmark for the three-month period ended December 31, 2014. The Committee noted that the Fund may seek to achieve its investment objective by investing in a portfolio of credit securities from a variety of sectors and from any type of issuer and that the overall credit quality, duration and maturity of the Fund’s portfolio may vary significantly over time given the Fund’s broad fixed income mandate. In this connection, the Committee took into account the uniqueness of the Fund’s investment strategies in evaluating performance relative to the Fund’s peer group.

The Committee also took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies relative both to their market benchmarks as well as relative to peer groups of competitor strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha versus the Fund’s peers and, in this regard, noted Guggenheim’s statement that the Fund’s risk has generally been below the peer group average.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreements, that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by GFIA and do not impact the fees paid by the Fund. The Committee also reviewed the dollar amount of sub-advisory fees paid to GPIM for the twelve months ended December 31, 2014. The Committee compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to clients for both fixed income and equity mandates. The Committee considered Guggenheim’s view that the higher fee applicable to the Fund as compared to another fund managed by the Sub-Adviser in a similar strategy was attributable primarily to the challenges in managing the Fund that are not present with respect to managing the other fund, in particular the Fund’s use of leverage and its focus on maintaining consistent distributions of income.

60 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM CREDIT ALLOCATION FUND (GGM) continued	May 31, 2015

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees would be paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement—Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional 12-month term. Thereafter, on May 20, 2015, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional 12-month term.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 61

FUND INFORMATION	May 31, 2015

Board of Trustees

Randall C. Barnes

Donald C. Cacciapaglia*

Donald A. Chubb

Jerry B. Farley

Roman Friedrich III

Robert B. Karn III

Ronald A. Nyberg

Maynard F. Oliverius

Ronald E. Toupin, Jr.,
Chairperson

* Trustee is an “interested person” (as defined
  in section 2(a)(19) of the 1940 Act)
  (“Interested Trustee”) of the Trust because of
  his position as the President and CEO of the
  Investment Adviser and Sub-Adviser.

Principal Executive Officers

Donald C. Cacciapaglia
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer and Treasurer
Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Administrator and Accounting Agent
Rydex Fund Services, LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp
New York, NY

Legal Counsel
Skadden, Arps, Slate, Meagher
& Flom LLP
New York, NY

Independent Registered Public
Accounting Firm
Ernst & Young LLP
McLean, VA

62 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

FUND INFORMATION continued	May 31, 2015

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Credit Allocation Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559.

This report is sent to shareholders of Guggenheim Credit Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, by visiting the Fund’s website at guggenheiminvestments.com/ggm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/ggm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 63

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/15)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GGM-AR-0515

Item 2.  Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)
The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f)	(1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Robert B. Karn III.  Mr. Karn is an “independent” Trustee as defined in this Item 3 of Form N-CSR.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $38,955 and $33,600 for the fiscal years ending May 31, 2015 and May 31, 2014, respectively.

 (b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ending May 31, 2015 and May 31, 2014, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $10,022 and $9,734 for the fiscal years ending May 31, 2015 and May 31, 2014, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ending May 31, 2015 and May 31, 2014, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

 (e)  Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

 V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

              Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Fund (or an officer of the Fund who reports to the Chief Accounting Officer) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category listed above under which pre-approval was obtained).

V.B.3.           Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Not applicable.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser were $48,607 and $46,484 for the fiscal years ending May 31, 2015 and May 31, 2014, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)
The registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr; Robert B. Karn III; Donald A. Chubb; Jerry B. Farley; Maynard F. Oliverius; and Roman Friedrich III.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  GPIM’s proxy voting policies and procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2015:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CIO	2013	Guggenheim Partners Investment Management, LLC: CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.

Name	Since	Professional Experience During the Last Five Years
Anne B. Walsh, CFA, FLMI – Senior Managing Director and Assistant CIO	2013	Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant CIO – 2007–Present.
Jeffrey B. Abrams – Senior Managing Director	2013
Guggenheim Partners Investment Management LLC.: Senior Managing Director – 2012-Present. Guggenheim Corporate Funding, LLC.; Senior Managing Director – 2003-Present. Guggenheim Investment Management, LLC.: Senior Managing Director – 2002-2012.

Kevin H. Gundersen – Senior Managing Director	2013	Guggenheim Partners Investment Management LLC.: Senior Managing Director – 2012-Present. Guggenheim Investment Management, LLC.: Managing Director and Portfolio Manager – 2002-2012.
James W. Michal – Managing Director	2013	Guggenheim Partners Investment Management, LLC.: Managing Director – 2008–Present.
(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of May 31, 2015:

Scott Minerd:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	29	$11,041,360,102	0	$0
Other pooled investment vehicles	69	$19,853,291,453	29	$11,613,866,732
Other accounts	147	$119,043,805,588	10	$1,091,860,715

Anne B. Walsh:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	23	$11,931,742,342	0	$0
Other pooled investment vehicles	2	$3,880,698,720	2	$3,880,698,720
Other accounts	29	$88,958,054,962	1	$340,727,688

Jeffrey B. Abrams:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	10	$4,072,106,746	1	$60,401,266
Other pooled investment vehicles	42	$12,109,112,797	15	$6,005,211,131

Jeffrey B. Abrams:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Other accounts	49	$6,199,487,126	5	$125,480,962

Kevin H. Gundersen:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	11	$7,233,080,269	1	$60,401,266
Other pooled investment vehicles	42	$12,109,112,797	15	$6,005,211,131
Other accounts	48	$6,708,182,163	6	$422,460,967

James W. Michal:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	20	$10,954,225,246	0	$0
Other pooled investment vehicles	3	$4,188,583,923	2	$3,880,698,720
Other accounts	13	$2,102,532,641	4	$669,399,748
(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates Mr. Minerd, Ms. Walsh, Mr. Abrams, Mr. Gundersen and Mr. Michal for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each Guggenheim portfolio manager as of May 31, 2015:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	$100,001-$500,000
Anne B. Walsh	None
Jeffrey B. Abrams	None
Kevin H. Gundersen	None
James W. Michal	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)	Not applicable.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Credit Allocation Fund

By:          /s/ Donald C. Cacciapaglia

Name:     Donald C. Cacciapaglia

Title:       Chief Executive Officer

Date:       August 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/ Donald C. Cacciapaglia

Name:     Donald C. Cacciapaglia

Title:       Chief Executive Officer

Date:       August 7, 2015

By:          /s/ John L. Sullivan

Name:     John L. Sullivan

Title:       Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:       August 7, 2015